Exhibit 99


           CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18
                               U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of BSD Software, Inc. for the quarter ended September 30, 2002, I, Guy Fietz, Chief Executive and Financial Officer of BSD Software, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          (1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of BSD Software, Inc.

                                       /s/ GUY FIETZ
                                       -----------------------------------------
                                       Guy Fietz
                                       Chief Executive and Financial Officer



November 17, 2002


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